Strategic Partners International Value Fund, a series of

 Prudential World Fund, Inc.

Supplement Dated January 8, 2007 to the

Prospectus Dated December 29, 2006

The proposed reorganization of the Strategic Partners International Value Fund into the Dryden International Equity Fund did not receive sufficient responses from shareholders in order to approve the proposal. As a result, the proposed reorganization will not occur.

LR00115